PASSPORT MASTER FUND, LP

By: PASSPORT HOLDINGS, LLC
as General Partner

By: PASSPORT CAPITAL, LLC,
as Managing Member

By: /s/ JOHN BURBANK
    ------------------------------
John Burbank
Managing Member


PASSPORT MASTER FUND II, LP

By: PASSPORT HOLDINGS, LLC
as General Partner

By: PASSPORT CAPITAL, LLC,
as Managing Member

By: /s/ JOHN BURBANK
    ------------------------------
John Burbank,
Managing Member


PASSPORT HOLDINGS, LLC

By: PASSPORT CAPITAL, LLC,
as Managing Member

By: /s/ JOHN BURBANK
    ------------------------------
John Burbank,
Managing Member


PASSPORT MANAGEMENT, LLC

By: PASSPORT CAPITAL, LLC,
as Managing Member

By: /s/ JOHN BURBANK
    ------------------------------
John Burbank,
Managing Member


PASSPORT CAPITAL, LLC

By: /s/ JOHN BURBANK
    ------------------------------
John Burbank,
Managing Member

 /s/ JOHN BURBANK
----------------------------------
John Burbank